EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Meritage Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Landon, Co-Chief Executive Officer of the Company certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE CORPORATION, a Maryland Corporation

By /s/ JOHN R. LANDON

John R. Landon Co-Chief Executive Officer

Date: August 8, 2003